Exhibit 99.1

Lowe’s Receives Investment Canada Approval and Competition Bureau Clearance for its Pending Acquisition of RONA
Transaction clears final regulatory hurdles; Lowe’s sets expected closing date for the transaction

MOORESVILLE, N.C., and BOUCHERVILLE, QC, May 13, 2016 - Lowe’s Companies, Inc. (NYSE: LOW) (“Lowe’s” or the “Company”) announced today that it has been granted approval under the Investment Canada Act and clearance from the Competition Bureau with respect to its pending acquisition of RONA inc. (TSX: RON, RON.PR.A, RON.PR.B) (“RONA”).
“We are very pleased that Canadian regulatory agencies have authorized the transaction and we look forward to the benefits it will bring to stakeholders across the country,” said Lowe’s Canada President Sylvain Prud’homme. “We have made significant commitments to the Canadian market overall, to Quebec and to the communities in which the company operates. We believe these commitments will serve customers, employees, dealer owners and our partners well on a long-term basis.”
RONA President and CEO Robert Sawyer added, “Today we have completed a major step toward the closing of the transaction, which will be very positive for the future of RONA, its employees and all of its stakeholders.”
Given that the transaction has previously been approved by RONA common shareholders, this announcement represents the last major milestone in the process and clears the way for final closing of the transaction. The Company expects to close on May 20.

About Lowe’s

Lowe’s Companies, Inc. (NYSE: LOW) is a FORTUNE® 50 home improvement company serving more than 16 million customers a week in the United States, Canada and Mexico through its stores and online at Lowes.com and Lowes.ca. With fiscal year 2015 sales of $59.1 billion, Lowe’s has more than 1,855 home improvement and hardware stores and 270,000 employees. Founded in 1946 and based in Mooresville, N.C., Lowe’s supports the communities it serves through programs that focus on K-12 public education and community improvement projects. For more information, visit Lowes.com.

About RONA

RONA inc. is a major Canadian retailer and distributor of hardware, building materials and home renovation products. The Corporation operates a network of close to 500 corporate and independent affiliate dealer stores in a number of complementary formats. With its nine distribution centres, RONA serves its network of stores and several independent dealers operating under other banners, including Ace, for which RONA owns the licensing rights and is the exclusive distributor in Canada. With more than 17,000 employees in corporate stores and more than 5,000 employees in the stores of its independent affiliate dealers, the Corporation generates annual consolidated sales of $4.2 billion. For more information, visit rona.ca.

FORWARD LOOKING STATEMENTS

This news release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 including those regarding the proposed acquisition by Lowe’s Companies, Inc. of RONA, inc. and the expected impact of the transaction on Lowe’s strategic and operational plans and financial results. Statements including words such as “may”, “will”, “could”, “should”, “would”, “plan”, “potential”, “intend”, “anticipate”, “believe”, “estimate” or “expect” and other words, terms and phrases of similar meaning are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Such forward-looking statements include, but are not limited to, statements or implications about the benefits of the transaction, including future financial and operating results, Lowe’s plans, objectives, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, Lowe’s strategic initiatives, any statement of an assumption underlying any of the foregoing and other statements that are not historical facts.

Although we believe that the expectations, opinions, projections, and comments reflected in these forward-looking statements are reasonable, we can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, inflation or deflation of commodity prices, and other factors which can negatively affect our customers, as well as our ability to: (i) respond to adverse trends in the housing industry, such as a demographic shift from single family to multi-family housing, a reduced rate of growth in household formation, and slower rates of growth in housing renovation and repair activity, as well as uneven recovery in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes necessary to realize the benefits of our strategic initiatives and enhance our efficiency; (iii) attract, train, and retain highly-qualified associates; (iv) manage our business effectively as we adapt our traditional operating model to meet the changing expectations of our customers; (v) maintain, improve, upgrade and protect our critical information systems from data security breaches and other cyber threats; (vi) respond to fluctuations in the prices and availability of services, supplies, and products; (vii) respond to the growth and impact of competition; (viii) address changes in existing or new laws or regulations that affect consumer credit, employment/labor, trade, product safety, transportation/logistics, energy costs, health care, tax or environmental issues; and (ix) respond appropriately to unanticipated failures to maintain a high level of product and service quality that could result in a negative impact on customer confidence and adversely affect sales. In addition, we could experience additional impairment losses if either the actual results of our operating stores are not consistent with the assumptions and judgments we have made in estimating future cash flows and determining asset fair values, or we are required to reduce the carrying amount of our investment in certain unconsolidated entities that are accounted for under the equity method. With respect to the transaction discussed herein specifically, potential risks include the possibility that the transaction will not close or that the closing may be delayed; the effect of the announcement of the transaction on Lowe’s and RONA’s strategic relationships, operating results and businesses generally; significant transaction costs or unknown liabilities; failure to realize the expected benefits of the transaction; and general economic conditions. For more information about these and other risks and uncertainties that we are exposed to, you should read the “Risk Factors” and “Critical Accounting Policies and Estimates” included in our most recent Annual Report on Form 10-K to the United States Securities and Exchange Commission (the “SEC”) and the description of material changes therein or updated version thereof, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC.

The forward-looking statements contained in this news release are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this release or other specified date and speak only as of such date. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf about any of the matters covered in this release are qualified by these cautionary statements and in the “Risk Factors” included in our most recent Annual Report on Form 10-K to the SEC and the description of material changes, if any, therein included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. We expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, change in circumstances, future events, or otherwise.

SOURCE: Lowe’s Companies, Inc.

Shareholder/Analyst Inquiries:

Tiffany Mason
SVP Corporate Finance & Treasurer
704-758-2033
Tiffany.L.Mason@lowes.com

Media Inquiries:

Canada:
Andrea Danielle Wong
NATIONAL Public Relations
514-686-9891
Awong@national.ca

U.S.: Connie Bryant
Director, Public Relations
704-758-2403
Connie.m.bryantbreedlove@lowes.com

SOURCE: RONA inc.

Shareholder/Analyst Inquiries:

Stéphane Milot
Vice President, Development, Real Estate and Investor Relations
514.599.5951
stephane.milot@rona.ca

Media Inquiries:

Valérie Gonzalo
Communications and Public Affairs
514.599.5900 ext. 5271
media@rona.ca